EXHIBIT 99.1

European Fixed Income Investor Presentation April, 2006 Sanjiv Khattri EVP & CFO Update on

Forward Looking Statements In the presentation that follows and in related comments by General Motors Acceptance Corporation management, our use of the words "expect", "anticipate", "estimate", "forecast", "objective", "plan", "goal", "project", "outlook", "priorities", "targets", "intend", "evaluate", "pursue", "seek" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GMAC's most recent report on SEC Form 10-K, which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: the ability of General Motors to complete a transaction with a strategic investor regarding a controlling interest in GMAC while maintaining a significant stake in GMAC, securing separate credit ratings and low cost funding to sustain growth for GMAC and ResCap and maintaining the mutually beneficial relationship between GMAC and General Motors; changes in economic conditions, currency exchange rates, significant terrorist attacks or political instability in the major markets where we operate; changes in the laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect the production, licensing, distribution or sale of our products, the cost thereof or applicable tax rates; and the threat of terrorism, the outbreak or escalation of hostilities between the United States and any foreign power or territory and changes in international political conditions may continue to affect both the United States and the global economy and may increase other risks. Use of the term "loans" describes products associated with direct and indirect lending activities of GMAC's global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term "originate" refers to GMAC's purchase, acquisition or direct origination of various "loan" products. 1

Sale of Controlling Interest in GMAC GMAC Business Update Q & A Outline for Discussion

Sale of Controlling Interest in GMAC

GM has agreed to sell a 51% controlling interest in GMAC to a Consortium led by Cerberus Capital Cerberus will control all of the Consortium's 51% voting shares Long-term and strategic investment by Consortium Minimum hold period of five years to allow for stability and growth Consortium and GM to invest $1.9 billion in preferred equity Introduction Investor Consortium 51% Equity 49% Equity - - -

Arranging credit facilities totaling $25 billion -- supported by $12.5 billion Citigroup commitment -- to enhance GMAC's already strong liquidity Committed 3-year revolving facility Asset-backed funding to support lease, wholesale, SmartBuy and other not traditionally securitized assets GMAC's inherent credit profile, already strong, will be improved further by: Significant re-investment of earnings over 5 years to support GMAC growth Substantial reduction in credit exposures to GM Strong independent corporate governance 10-year Services Agreement codifying existing GM-GMAC operating relationship Agreement ensures steady flow of auto financing volume for GMAC at historically strong underwriting standards and at competitive returns Believe transaction will achieve de-linkage of GMAC credit ratings from those of GM Introduction (cont'd)

Believe value will be maximized for stakeholders not through short-term "cash out" actions, but by way of long-term focus on: Strengthening the capital base Improving the credit ratings Reducing borrowing costs Expanding net margins Driving higher ROE GMAC Strategy intended to support desired path toward stable investment grade rating and profitable growth Value Enhancement

Cerberus Capital Capital Management, L.P. One of the largest private investment firms in North America, with $18 billion under management Experienced investor in financial institutions and automotive businesses Cerberus operating approach Strong track record of performance Highly flexible capital with investments in all layers of the capital structure Focus on underperforming, operationally and/or financially distressed companies Actively seek to create value, back management and build successful companies Long-term investment horizon Significant stability for all stakeholders Provide management support and financial support An exclusive "Operations Team" of 85 operating executives serves as advisors to portfolio companies Emphasizes efforts to facilitate synergies among its portfolio companies Have assembled broad portfolio of control investments including financial institutions

Components of Transaction GM expects to receive approximately $14B in cash over 3 years Proceeds of $7.4B based on 51% of tangible book value, after excluding certain assets to be retained by GM Cash dividend of $2.7B associated with conversion of GMAC and most of its U.S. based subsidiaries (excluding the Insurance Group) to Limited Liability Companies GM to retain about $20B of U.S. SmartLease and U.S. retail assets and associated funding with estimated book value of $4B Retention of lease assets by GM provides further GM liquidity and reduces GMAC's exposure to residual risk $ Billion Transaction Proceeds 7.4 Distribution from LLC Conversion 2.7 Asset Carve-Out Cash Flows* 4.0 Total 14.1 * Monetizes over approximately 3 years GM will receive dividends from GMAC equal to its earnings prior to closing, which will largely fund GM repayment of inter-company debt

Common Equity Ownership Consortium 51% GM 49% Preferred Equity GM and Consortium to invest additional $1.9 billion in preferred equity to further bolster GMAC capital base $1.4 billion investment by GM $0.5 billion investment by Consortium Preferred stock intended to be structured with high equity content GMAC and most of its U.S. operations (excluding the Insurance Group) will be converted to Limited Liability Company (LLC) form Beneficial for shareholders' tax planning GMAC Capitalization Summary

Long-term investment by Consortium Committed to a 5-year minimum hold period Restriction on IPOs of secondary shares Restrictions on sale of material subsidiaries In years 1-2 after closing, plan to retain essentially all GMAC's "after- tax" earnings in the business In years 3-5 after closing, Cerberus committed to reinvest all of its after- tax distributions into GMAC preferred stock Capital plan reflects a return to GMAC's historical record of successfully reinvesting profits for growth and profitability GMAC Capitalization Summary (cont'd)

Strong Independent Corporate Governance Cerberus will be the managing owner of GMAC LLC and control the Consortium's 51% voting shares Board Composition: 13 Board members Consortium: 6 GM: 4 Independent: 3 Audit Committee to consist of all three Independent Directors Consortium has the ability to raise a significant amount of new equity capital for GMAC and dilute GM's ownership without GM consent Majority Independent Director approval required for certain matters, including related party transactions and certain dividend payouts

Mutually Beneficial Services Agreements Services Agreements support key GM-GMAC objectives: GM: Strategic support for GM vehicle sales worldwide GMAC: Increased finance penetration and revenue GMAC granted 10-year exclusivity covering U.S., Canadian and International subvented wholesale and consumer business GMAC commitment to provide financing to GM retail customers and wholesale dealers in accordance with historical practices GMAC will retain right to make all credit decisions GMAC will finance a broad spectrum of customers and dealers generally in line with prior years Agreement provides GMAC ample flexibility to provide GM with required financing support without compromising historical underwriting standards Agreement provides GMAC with a competitive return

Will continue to finance GM vehicles to customers across the full credit spectrum Profitable Asset Generation Capability Protected Services agreements will preserve GM / GMAC mutually-beneficial relationship for the long-term Support global $60+ billion a year auto loan origination platform Services Agreements Will continue to give GMAC exclusivity on retail and lease subvented financing programs GM "special rate" programs represent steady profitable business for GMAC Generate large volume of auto finance assets Assets originated at low acquisition cost to GMAC Generate higher credit quality assets

Assets Retained By GM At closing, GM will retain approximately $20 billion of assets Predominantly U.S. lease assets and associated funding Net book value estimated at about $4 billion Retained lease assets reduce GMAC's credit exposure to GM Eliminates residual support payments owed by GM to GMAC in connection with these lease assets Eliminates potential exposure to these lease residual values Going forward, GMAC will originate and retain all lease assets GMAC's portfolio of U.S. lease assets will be rebuilt gradually over next 36 months GM will pay estimated residual support at lease inception, improving risk profile of GMAC lease book New assets originated will be assessed against fresh ALG values

Credit Exposure to GM Under terms of transaction, GMAC's unsecured credit exposure to GM will be capped at $1.5 billion on a global basis Cap will include receivables from GM and any implicit "out of the money" risk sharing or residual value support due to loss in residual values Estimate that GMAC's unsecured credit exposure to GM will amount to $0.4 billion at closing GM to repay certain inter-company borrowings prior to closing GM to paydown residual support and risk sharing obligations on lease assets remaining with GMAC Going forward, GM to pay residual support upfront on new lease assets originated by GMAC Undrawn GMAC $4 billion unsecured credit line to GM, expiring Sept 2006, not planned to be renewed

GM Call Option on Global Auto Finance Business GM Call Option GM call option term of ten years on Global Auto Finance business Can exercise if GM ratings are investment grade or are higher than GMAC's ratings Exercise price greater of: Fair market value 9.5 times the auto business net income

Credit Ratings Post - Closing Transaction expected to achieve rating de-linkage from GM Sale by GM of controlling interest Dramatic reduction in GM exposure Sound governance to protect all GMAC stakeholders Contractual agreement that ensures arm's length GM-GMAC operating relationship Target stable investment grade rating Fundamentally strong credit profile Need some time to "season" new structure and validate de-linkages with GM

Next Steps Meet all pre-closing conditions PBGC agreement that GMAC and its subsidiaries will have no liability that could arise from GM's pension plans Repayment of certain inter-company debts Obtain significant number of regulatory approvals Certain legal opinions No Material Adverse Effect (including a credit rating below CCC for GM's unsecured long-term debt) Minimum credit ratings of: BB for GMAC BBB- for ResCap B++ (AM Best) for significant GMAC insurance entities Close transaction in Q4-2006

Significant liquidity for GM $10 billion upfront $14 billion over 3 years Broader auto financing support for GM GM will benefit from comprehensive wholesale and retail automotive financing to support its vehicle sales globally Ongoing earnings from GM's 49% equity stake retained in GMAC Minority equity stake in thriving company will generate steadily growing earnings stream Will remain a significant % of GM total earnings Transaction Benefits Summary - GM

Strengthened GMAC capital base long-term Preferred equity injection of $1.9 billion Earnings reinvestment provisions Improved GMAC liquidity Committed 3-year $25 billion funding facilities Anticipated access to unsecured markets GM paydown of large inter-company obligations Significant and steady flow of auto financing revenue Agreement grants GMAC 10-year exclusivity on GM's subvented auto finance programs Believe transaction will achieve credit rating de-linkage from GM Governance provisions further establishing GMAC independence from GM Cap on unsecured credit exposure to GM Contractual arm's length agreement governing all GM/GMAC auto financing Consortium committed to a successful GMAC View transaction as "strategic" with a long-term investment horizon Transaction Benefits Summary - GMAC

GMAC Business Update

Business Outlook -- 2006 Consolidated Results Financing Operations Mortgage Operations Insurance Operations Funding Update

Consolidated Earnings Trend $ millions Non-Financing 16% 22% 24% 30% 26% 31% 34% 30% 34% 51% 49% 62% % of Income Financing Mortgage / Insurance * Excluding after-tax goodwill impairment of $439 million *

2005 2005 2006 2006 Fav/(Unfav) 2005 Financing $248 $248 $313 $65 Mortgage 385 385 198 (187) Insurance 95 95 129 34 Total $728 $728 $640 ($88) Net Income - First Quarter $ Millions Note: Amounts are presented on the basis reported by GMAC, which may differ from those reported for GMAC by GM during the comparable periods

Insurance Operations Increasing competitive trends Premium / Revenue growing International growth Niche acquisitions Favorable loss cost experience Steadily increasing underwriting profits Growing investment portfolio Insurance Net Income ($ Billions) 12/02 12/03 12/04 12/05 Market Value of Investment Portfolio $5.1 $6.2 $7.3 $7.7 $ Millions 417

Mortgage Operations GMAC has maintained strong profitability at its Residential Mortgage Operations despite decline in industry volume and margin pressures Growth in residential market share for 9 consecutive years Increased mortgage servicing income Profitable expansion overseas Stand-alone investment grade rating Memo: ($ Trillions) Industry Volume* ResCap Net Income $ Millions 2002 2003 2004 2005 319 912 904 1015 2.6 3.8 2.7 2.7 U.S. Mortgage Debt Outstanding* 6.3 7.1 8.1 9.0 * Source: Fannie Mae

Financing Operations Financing $ Millions Funding constrained business Ratings impact competitiveness Leverage existing relationships to capture opportunities within GM dealer channel Leverage existing dealer relationships to expand presence in non-GM dealer network Continue to expand footprint into new countries * * Prior to write-down of $398 million of Commercial Finance Goodwill 2002 2003 2004 2005 1239 1360 1476 1064

Funding Update

GMAC Global Liquidity GMAC continues to have access to large liquidity cushion Cash balance of $22 billion* at March 31, 2006 Over $45 billion of unutilized bank lines and conduit capacity Multi-year committed whole loan facilities with Bank of America and Bank of Nova Scotia with $59 billion of unutilized commitments Arranging credit facilities totaling $25 billion - supported by $12.5 billion Citigroup commitment - to enhance GMAC's already strong liquidity Committed 3-year revolving facility Asset-backed funding to support lease, wholesale, SmartBuy and other assets that have not been traditionally securitized * Includes $4.8B in cash invested in a portfolio of highly liquid marketable securities

GMAC Global Liquidity (cont'd) In March, closed sale of majority interest in GMAC Commercial Mortgage and received $8.8 billion comprised of sale proceeds and repayment of inter-company debt, thereby further increasing GMAC's liquidity position Strong stand-alone ResCap funding capability established ResCap expected to repay $3.6 billion subordinated note to GMAC using proceeds from recent bond transaction, thereby further increasing GMAC's liquidity position Many other innovative funding channels established

GMAC Global Liquidity Profile GMAC has access to massive liquidity cushion Three large, multi-year funding agreements: Bank of America (BofA), Bank of Nova Scotia (BNS) and new $25B Citigroup-led facility BofA and BNS commitments for retail assets while Citigroup-led facilities includes leases, wholesale, SmartBuy, and other assets not traditionally securitized Continued access to significant amount of bank funding Note: (1) Including $4.2Bn of marketable securities (2) Utilized/expired (2)

ResCap Capital Structure GMAC plans to maintain the ResCap firewall to preserve ResCap's relatively higher credit rating Firewall: Governance and Dividend Limitations ResCap already enjoys significant access to unsecured liquidity

GMAC Funding Plan GMAC's innovative funding initiatives have reduced its need to rely on unsecured financing With a stable and potentially improving credit rating post- closing, GMAC will opportunistically seek to access the unsecured institutional and retail markets Will enhance GMAC's liquidity profile

Summary and Conclusion Following the closing of the recently announced sale of a 51% controlling interest in GMAC to a consortium led by Cerberus, GMAC will be even better positioned to execute our business plan under which we will: Support GM vehicle sales with a broad range of auto financing activities Continue to maintain adequate liquidity position Continue to grow all segments of the business Generate a strong return on investment for GMAC's shareholders Operating metrics for Financing, Mortgage and Insurance remain strong Some margin pressures due to interest rate cycle and competitive trends, but expect to have solid performance in 2006 GM, GMAC and Cerberus led consortium working on speedy closing of 51% sale transaction Target fourth quarter closing Plan to maintain current conservative funding strategy until risks to closing are reduced

Leadership positions across all major sectors #1 auto finance Top ten player in mortgage #1 provider of Extended Warranty #1 provider of dealer inventory insurance Tremendous asset origination capability World-class servicing Well-managed risk profile Global franchise spanning 40 countries Strategic Vision GMAC Business Strengths Competitive cost of funds Additional GMAC balance sheet capacity Improved credit rating Strengthened capital base Committed term funding facility Operational expertise Strong independent corporate governance Benefits Brought by Consortium Create Premier Global Finance Company

Q & A